Exhibit 99.1

INVESTOR PRESENTATION

ACQUISITION OF SOMERSET HILLS BANCORP

JANUARY 29, 2013

THOMAS J. SHARA, PRESIDENT & CEO JOSEPH F. HURLEY, EVP & CFO

Safe Harbor Statement

This communication contains forward-looking statements with respect to the proposed mergers and the timing of consummation of the mergers that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could” and other similar expressions are intended to identify such forward looking statements. These forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ material and adversely from such forward-looking statements: failure to obtain shareholder or regulatory approval for the merger of Somerset Hills Bancorp into Lakeland Bancorp, and the merger of Somerset Hills Bank into Lakeland Bank; failure to realize anticipated efficiencies and synergies if the mergers are consummated; material adverse changes in Lakeland Bancorp’s or Somerset Hills Bancorp’s operations or earnings; decline in the economy in Lakeland Bancorp’s and Somerset Hills Bancorp’s primary market areas; as well as the risk factors set forth in the periodic reports filed by Lakeland Bancorp and Somerset Hills Bancorp with the Commission. Neither Lakeland Bancorp nor Somerset Hills Bancorp assumes any obligation for updating any such forward-looking statements at any time.

Per Share Consideration: $ 12.00 per share

Transaction Value (1): $ 64.4 million

Consideration Mix: 90% stock / 10% cash

Exchange: Exchange ratio fixed at 1.1962 : 1

Shares Issued: 5,780,883 fixed shares of LBAI

common stock

Board Representation: Lakeland will appoint 2 SOMH

directors to its Board

Required Approvals: Customary regulatory approvals and

approval of both Lakeland and

SOMH shareholders

Due Diligence: Comprehensive due diligence

completed

Expected Closing: Summer of 2013

(1) Based upon 20-day average LBAI closing price of $10.032 as of 1-25-13 close. Does not include value to assume SOMH outstanding options of $2.14 million.

3

Overview of Somerset Hills Bancorp

Summary Financial Information as of December 31, 2012 ($M)

Assets: $368.9 Loans: $238.8 Deposits: $320.2 Equity: $41.8 2012 Net Income: $3.4 Tang. BV / Share: $7.79 2012 ROAA: 0.95% 2012 ROAE: 8.15% NPAs / Assets 0.2%

Summary Market Information as of January 28, 2013

Ticker: SOMH Price: $9.13 Market Cap.: $49 million

52-Week High / Low: $9.29 / $7.71 Avg. Daily Volume: 1,688 Market Price / TBV: 117%

Branch Map

Transaction Rationale

Acquisition of a high quality institution with strong asset quality (0.2% NPAs / Assets at December 31, 2012) and a strong track record of profitability (2012 ROAA of 0.95%)

Extends and enhances Lakeland’s market presence south into the attractive markets of Morris, Somerset and Union Counties, New Jersey

Similar cultures, product offerings, and strong ties to communities and customers, along with complementary relationship-oriented banking models

Provides an opportunity for the expansion of SOMH’s existing mortgage banking operations, Sullivan Financial Services, and for Lakeland’s existing wealth management operations

Offers expanded products and services to existing SOMH customers

Issuance of Lakeland stock above book and tangible book value accretes to capital position (improvement in pro forma regulatory capital ratios and TCE ratio)

Valuation &

Deal Overview

Deal Value (1) / Tangible Book Value per Share: 154%

Deal Value (1) / 2012 EPS: 19x

1-Day Market Premium (1): 31% to SOMH close of $9.13 on 1-28-13

One-Time Expenses: $2.8 million estimated, pre-tax

Anticipated Cost Savings: $2.8 million estimated, pre-tax or ~31% of non-interest expense

EPS Impact (2): Accretive to 2014E EPS

Tangible Book Value ~2.0% dilutive Per Share Impact (2): (estimated earn back before 12-31-2014)

TCE Ratio Impact (2),(3): Immediately accretive; ~25 bps increase

(1) Based upon current deal value of $12.00 per share at 20-day average LBAI closing price of $10.032 as of 1-25-13 close. (2) Based upon current estimates (3) Defined as tangible common equity as a percentage of tangible assets

Pro Forma Branch Map

Summary Pro Forma Information(1)

Assets: $3.3 billion Market Cap.: ~$350 million Loans: $2.4 billion Branches: 52 Deposits: $2.7 billion Counties Served: 8

LBAI

(46 branches)

SOMH

(6 branches)

Source: SNL

(1) Does not include purchase accounting adjustments

Pro Forma Franchise & Market Share

2010—2011 2011—2016 Median 2011—2016 Deposits Deposit Population Est. Population HH Est. HH Income Market # of In Market Market Share % of Total Change Change Income Change County Rank Branches ($000s) (%) Franchise Population (%) (%) ($) (%)

Morris 10 14 732,484 3.27 28.27 493,572 0.26 1.70 97,036 9.53 Somerset 16 1 113,302 1.27 4.37 325,222 0.55 3.29 97,053 9.46 Union 30 1 38,881 0.19 1.50 536,279 (0.04) 0.63 65,302 20.65

Sussex 1 18 754,854 30.82 29.14 149,364 0.07 1.00 81,215 11.60 Passaic 8 8 558,055 5.34 21.54 500,660 (0.11) 0.34 58,123 20.53 Bergen 20 7 319,038 0.80 12.32 905,506 0.04 0.70 79,903 14.56 Essex 26 2 56,720 0.22 2.19 785,213 0.16 (0.02) 52,839 18.16 Warren 13 1 17,274 0.76 0.67 108,729 0.03 1.44 69,864 15.95

Wtd. Average / Total: 52 2,590,608 442,631 0.10 1.09 80,309 13.52

New Jersey: 8,806,972 0.17 1.50 67,128 18.98 National: 310,704,322 0.63 3.42 50,227 14.55

Counties in bold and italics have been added / added to through the transaction

The transaction adds to and extends Lakeland’s branch presence in several demographically appealing markets

Adds 4 branches in Morris County

Provides entry into Somerset and Union Counties

Source: SNL Financial; as of June 30, 2012

Pro Forma Loan Composition

Home Home Home Equity Equity Equity and and and Cons. Cons. Cons.

15% 15% 15% Constr. Constr.

Constr. Loans Loans Loans 1% 2% 2%

CRE

CRE

Loans CRE Resi. Loans 51% Loans Resi. Mortg. 55% Mortg. 52% 20% 16% Resi.

Mortg. Leases 20% Leases 0%

1% C&I

13% Leases C&I C&I

1% 10% 10%

CRE Loans $ 1,058,747 CRE Loans $ 131,352 CRE Loans $ 1,190,099 C&I 201,308 C&I 31,644 C&I 232,952 Leases 26,548 Leases —Leases 26,548 Resi. Mortgages 419,685 Resi. Mortgages 38,105 Resi. Mortgages 457,790 Constr. Loans 49,160 Constr. Loans 1,354 Constr. Loans 50,514 Home Equity and Cons. 309,465 Home Equity and Cons. 36,414 Home Equity and Cons. 345,879 Total $ 2,064,913 Total $ 238,869 Total $ 2,303,782

Source: Company filings, and SNL Financial. As of 9-30-2012. Pro Forma does not include purchase accounting adjustments.

Pro Forma Deposit Composition

Jumbo Retail Jumbo Jumbo NIB Time NIB Time NIB Time

5% Demand Time 6% Retail Demand Demand 5% Retail 6% Time 22% 21% 26% Time 8% 8%

Savings Savings and Savings and MMDA and MMDA

66% MMDA 65% 62%

NIB Demand $ 485,256 NIB Demand $ 79,585 NIB Demand $ 564,841 Savings and MMDA 1,535,422 Savings and MMDA 185,837 Savings and MMDA 1,721,259 Retail Time 196,939 Retail Time 18,457 Retail Time 215,396 Jumbo Time 123,491 Jumbo Time 17,598 Jumbo Time 141,089 Total $ 2,341,108 Total $ 301,477 Total $ 2,642,585

Core Deposits (1) $ 2,020,678 Core Deposits (1) $ 265,422 Core Deposits (1) $ 2,286,100

Source: Company filings, and SNL Financial. As of 9-30-2012. Pro Forma does not include purchase accounting adjustments. (1) Defined as all deposits less time deposits.

Track Record of Successful Integrations

Year company Assets($000) Deal Value ($M)

2003

2003

1998

1997

$320,160

$122,229

$252,746

$80,156

$97.8

$34.0

$65.6

$18.4

Conclusions

Opportunity to acquire a strong, high quality institution with excellent asset quality (0.2% NPAs / Assets), attractive deposit funding mix, and strong performance (0.95% ROAA) Strategic acquisition that improves franchise value through enhancing Lakeland’s strong footprint in attractive markets in northern New Jersey Provides significant loan and deposit growth opportunities and revenue expansion opportunities through the leveraging of Sullivan Financial Services and Lakeland’s wealth management business across the platform Low execution risk – expansion into contiguous markets, complementary cultures and product mixes, historical track record of successful integrations Low cost, core deposit franchises Small business lending focuses Effective and prudent use of capital – issuance of common stock above book value and tangible book value accretes to capital position (estimated ~25 bps increase in TCE ratio)

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed mergers, Lakeland Bancorp and Somerset Hills Bancorp intend to file a joint proxy statement, and Lakeland Bancorp intends to file a registration statement that will include the joint proxy statement as a prospectus, with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement (when available) and other documents filed by Lakeland Bancorp and Somerset Hills Bancorp with the Commission at the Commission’s web site at www.sec.gov. These documents may be accessed and downloaded for free at Lakeland Bancorp’s website at www.lakelandbank.com or by directing a request to Investor Relations, Lakeland Bancorp, Inc., 250 Oak Ridge, NJ 07438 (973-697-2000). Documents filed by Somerset Hills Bancorp with the Commission may also be accessed and downloaded for free at Somerset Hills Bancorp’s website at www.somersethillsbank.com or by directing a request to Investor Relations, Somerset Hills Bancorp, 155 Morristown Road, Bernardsville, New Jersey 07924 (908-221-0100).